Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017

DATED DECEMBER 6, 2017

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective November 30, 2017, Mark Abramson is no longer a portfolio manager of the Fund. All references to Mr. Abramson are removed in their entirety. Jerry Ehlinger and John White will continue to serve as portfolio managers to the Fund and are joined by two new portfolio managers, Jacques Perdrix and Andreas Welter.

Jacques Perdrix is a Senior Vice President in Heitman Real Estate Securities LLC’s (“Heitman”) European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup’s Investment Banking Division, M&A Financial Institutions Group, in both Paris and London. Mr. Perdrix, a French national, received a Specialised Master’s in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.

Andreas Welter is a Senior Vice President in Heitman’s European Public Real Estate Equity group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany’s largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).

As of November 30, 2017, Jacques Perdrix and Andreas Welter managed investment vehicles (other than the funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Jacques Perdrix	2 ($13,820,000)	8 ($37,216,000)	7 ($80,413,000)
Andreas Welter	2 ($13,820,000)	8 ($37,216,000)	7 ($80,413,000)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE